                                                                   Exhibit 10.9
                                           ***Text Omitted and Filed Separately
                                   with the Securities and Exchange Commission.
                                               Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4)
                                                                 and 240.24b-2.

                                   SCHEDULES

                                      TO

                     JOINT INTELLECTUAL PROPERTY AGREEMENT

                         DATED AS OF SEPTEMBER 2, 2010

                                BY AND BETWEEN

                         BP BIOFUELS NORTH AMERICA LLC

                                      AND

                             VERENIUM CORPORATION

   These schedules (the "Schedules") are furnished in connection with the execution and delivery of that certain Joint Intellectual Property Agreement dated as of September 2, 2010 by and between BP and Verenium (the "Agreement"). Unless the context otherwise requires, all capitalized terms used in the Schedules shall have the respective meanings assigned to them in the Agreement.

   The section numbers referenced the Schedules refer to the corresponding sections of the Agreement. Attachments, annexes and exhibits referenced in the Schedules form an integral part of the applicable section in which they are referenced and are incorporated in each such section by reference for all purposes as though set forth fully therein.

                                 SCHEDULE 1.37

                               Verenium Know-How

                               Verenium Know-How includes
                               [...***...]                 *
                               [...***...]                 *
                               [...***...]                 *
                               [...***...]
                               [...***...]                 *

                                   Notebooks

                Notebook                           Assigned
                No.      Project No.  Description    Date
                -------- ------------ ------------ ---------
                  2180.. [...***...]  [...***...]  2/28/2003 *
                  2215.. [...***...]  [...***...]   3/6/2003 *
                  2216.. [...***...]  [...***...]   3/6/2003 *

                  2218 [...***...]  [...***...]   3/6/2003 *
                  2238 [...***...]  [...***...]  3/12/2003 *
                  2258 [...***...]  [...***...]  3/24/2003 *
                  2259 [...***...]  [...***...]  3/24/2003 *
                  2263 [...***...]  [...***...]  3/25/2003 *
                  2270 [...***...]  [...***...]  3/27/2003 *
                  2271 [...***...]  [...***...]  3/27/2003 *
                  2278 [...***...]  [...***...]  3/31/2003 *
                  2280 [...***...]  [...***...]  3/31/2003 *
                  2281 [...***...]  [...***...]   4/1/2003 *

                  2284 [...***...]  [...***...]   4/2/2003 *
                  2286 [...***...]  [...***...]   4/2/2003 *
                  2288 [...***...]  [...***...]   4/3/2003 *
                  2290 [...***...]  [...***...]   4/3/2003 *
                  2291 [...***...]  [...***...]   4/3/2003 *
                  2300 [...***...]  [...***...]   4/7/2003 *
                  2304 [...***...]  [...***...]   4/7/2003 *
                  2306 [...***...]  [...***...]   4/7/2003 *
                  2310 [...***...]  [...***...]   4/9/2003 *
                  2334 [...***...]  [...***...]  4/17/2003 *

                  2336 [...***...]  [...***...]  4/17/2003 *
                  2348 [...***...]  [...***...]  4/21/2003 *
                  2360 [...***...]  [...***...]  4/25/2003 *
                  2362 [...***...]  [...***...]  4/25/2003 *
                  2375 [...***...]  [...***...]  4/30/2003 *
                  2378 [...***...]  [...***...]  4/30/2003 *
                  2389 [...***...]  [...***...]   5/5/2003 *
                  2395 [...***...]  [...***...]   5/6/2003 *
                  2443 [...***...]  [...***...]  5/29/2003 *
                  2453 [...***...]  [...***...]   6/3/2003 *

                  2460 [...***...]  [...***...]   6/4/2003 *
                  2479 [...***...]  [...***...]  6/12/2003 *
                  2484 [...***...]  [...***...]  6/17/2003 *
                  2491 [...***...]  [...***...]  6/19/2003 *
                  2498 [...***...]  [...***...]  6/24/2003 *
                  2501 [...***...]  [...***...]  6/24/2003 *
                  2520 [...***...]  [...***...]   7/2/2003 *
                  2521 [...***...]  [...***...]   7/2/2003 *
                  2525 [...***...]  [...***...]   7/3/2003 *
                  2538 [...***...]  [...***...]  7/10/2003 *

                  2552 [...***...]  [...***...]  7/16/2003 *
                  2590 [...***...]  [...***...]  7/29/2003 *
                  2592 [...***...]  [...***...]  7/30/2003 *
                  2612 [...***...]  [...***...]   8/4/2003 *
                  2613 [...***...]  [...***...]   8/4/2003 *
                  2617 [...***...]  [...***...]   8/5/2003 *
                  2631 [...***...]  [...***...]  8/11/2003 *
                  2657 [...***...]  [...***...]  8/21/2003 *
                  2668 [...***...]  [...***...]  8/26/2003 *
                  2670 [...***...]  [...***...]  8/26/2003 *

                 2744 [...***...]  [...***...]   9/23/2003 *
                 2781 [...***...]  [...***...]   10/3/2003 *
                 2789 [...***...]  [...***...]   10/7/2003 *
                 2806 [...***...]  [...***...]  10/10/2003 *
                 2812 [...***...]  [...***...]  10/14/2003 *
                 2816 [...***...]  [...***...]  10/15/2003 *
                 2826 [...***...]  [...***...]  10/20/2003 *
                 2829 [...***...]  [...***...]  10/22/2003 *
                 2856 [...***...]  [...***...]   11/7/2003 *
                 2860 [...***...]  [...***...]  11/10/2003 *

                 2866 [...***...]  [...***...]  11/10/2003 *
                 2868 [...***...]  [...***...]  11/10/2003 *
                 2873 [...***...]  [...***...]  11/11/2003 *
                 2875 [...***...]  [...***...]  11/11/2003 *
                 2877 [...***...]  [...***...]  11/11/2003 *
                 2880 [...***...]  [...***...]  11/11/2003 *
                 2891 [...***...]  [...***...]  11/14/2003 *
                 2895 [...***...]  [...***...]  11/14/2003 *
                 2905 [...***...]  [...***...]  11/14/2003 *
                 2910 [...***...]  [...***...]  11/17/2003 *

                  3001 [...***...]  [...***...]  1/19/2004 *
                  3027 [...***...]  [...***...]  1/29/2004 *
                  3038 [...***...]  [...***...]   2/3/2004 *
                  3063 [...***...]  [...***...]   2/9/2004 *
                  3066 [...***...]  [...***...]   2/9/2004 *
                  3072 [...***...]  [...***...]  2/12/2004 *
                  3076 [...***...]  [...***...]  2/17/2004 *
                  3147 [...***...]  [...***...]  3/16/2004 *
                  3150 [...***...]  [...***...]  3/17/2004 *
                  3156 [...***...]  [...***...]  3/19/2004 *

                  3175 [...***...]  [...***...]  3/29/2004 *
                  3192 [...***...]  [...***...]   4/6/2004 *
                  3239 [...***...]  [...***...]  4/26/2004 *
                  3286 [...***...]  [...***...]  5/14/2004 *
                  3288 [...***...]  [...***...]  5/18/2004 *
                  3313 [...***...]  [...***...]   6/1/2004 *
                  3346 [...***...]  [...***...]  6/16/2004 *
                  3349 [...***...]  [...***...]  4/27/2006 *
                  3383 [...***...]  [...***...]   7/7/2004 *
                  3449 [...***...]  [...***...]   8/9/2004 *

                 3473 [...***...]  [...***...]   8/24/2004 *
                 3483 [...***...]  [...***...]   8/30/2004 *
                 3493 [...***...]  [...***...]    9/1/2004 *
                 3556 [...***...]  [...***...]   10/5/2004 *
                 3567 [...***...]  [...***...]   10/7/2004 *
                 3589 [...***...]  [...***...]  10/14/2004 *
                 3626 [...***...]  [...***...]   11/2/2004 *
                 3705 [...***...]  [...***...]   12/1/2004 *
                 3724 [...***...]  [...***...]  12/14/2004 *

                  3759 [...***...]  [...***...]  1/10/2005 *
                  3798 [...***...]  [...***...]  1/26/2005 *
                  3825 [...***...]  [...***...]   2/4/2005 *
                  3862 [...***...]  [...***...]  2/16/2005 *
                  3863 [...***...]  [...***...]  2/17/2005 *
                  3903 [...***...]  [...***...]  3/10/2005 *
                  3910 [...***...]  [...***...]  3/15/2005 *
                  3927 [...***...]  [...***...]  3/23/2005 *
                  3934 [...***...]  [...***...]  3/24/2005 *

                  3960 [...***...]  [...***...]  4/11/2005 *
                  3996 [...***...]  [...***...]  4/25/2005 *
                  4164 [...***...]  [...***...]   7/1/2005 *
                  4167 [...***...]  [...***...]   7/5/2005 *
                  4190 [...***...]  [...***...]  7/15/2005 *
                  4217 [...***...]  [...***...]   8/1/2005 *
                  4226 [...***...]  [...***...]   8/5/2005 *
                  4228 [...***...]  [...***...]   8/5/2005 *
                  4233 [...***...]  [...***...]  8/10/2005 *

                 4235 [...***...]  [...***...]   8/10/2005 *
                 4238 [...***...]  [...***...]   8/12/2005 *
                 4249 [...***...]  [...***...]   8/22/2005 *
                 4270 [...***...]  [...***...]    9/7/2005 *
                 4298 [...***...]  [...***...]   9/26/2005 *
                 4359 [...***...]  [...***...]  10/26/2005 *
                 4371 [...***...]  [...***...]  10/31/2005 *
                 4396 [...***...]  [...***...]  12/12/2005 *
                 4428 [...***...]  [...***...]   1/20/2006 *

                  4441 [...***...]  [...***...]   2/6/2006 *
                  4451 [...***...]  [...***...]  2/13/2006 *
                  4465 [...***...]  [...***...]   3/6/2006 *
                  4482 [...***...]  [...***...]  3/29/2006 *
                  4488 [...***...]  [...***...]   4/3/2006 *
                  4491 [...***...]  [...***...]   4/4/2006 *
                  4494 [...***...]  [...***...]   4/7/2006 *
                  4505 [...***...]  [...***...]  4/14/2006 *
                  4506 [...***...]  [...***...]  4/14/2006 *

                  4513 [...***...]  [...***...]  4/25/2006 *
                  4518 [...***...]  [...***...]   5/5/2006 *
                  4531 [...***...]  [...***...]  5/15/2006 *
                  4533 [...***...]  [...***...]  5/16/2006 *
                  4534 [...***...]  [...***...]  5/17/2006 *
                  4541 [...***...]  [...***...]  5/25/2006 *
                  4543 [...***...]  [...***...]  5/30/2006 *
                  4544 [...***...]  [...***...]  5/30/2006 *
                  4546 [...***...]  [...***...]   6/2/2006 *

                  4555 [...***...]  [...***...]  6/16/2006 *
                  4565 [...***...]  [...***...]  6/26/2006 *
                  4568 [...***...]  [...***...]  6/27/2006 *
                  4570 [...***...]  [...***...]  6/28/2006 *
                  4573 [...***...]  [...***...]   7/5/2006 *
                  4576 [...***...]  [...***...]   7/7/2006 *
                  4578 [...***...]  [...***...]  7/10/2006 *
                  4594 [...***...]  [...***...]  7/19/2006 *
                  4597 [...***...]  [...***...]  7/24/2006 *

                  4603 [...***...]  [...***...]   8/2/2006 *
                  4604 [...***...]  [...***...]   8/3/2006 *
                  4608 [...***...]  [...***...]   8/8/2006 *
                  4610 [...***...]  [...***...]   8/9/2006 *
                  4611 [...***...]  [...***...]  8/11/2006 *
                  4615 [...***...]  [...***...]  8/22/2006 *
                  4621 [...***...]  [...***...]   9/7/2006 *
                  4632 [...***...]  [...***...]   9/6/2006 *
                  4633 [...***...]  [...***...]   9/7/2006 *

                 4641 [...***...]  [...***...]   9/13/2006 *
                 4649 [...***...]  [...***...]   9/21/2006 *
                 4661 [...***...]  [...***...]   10/3/2006 *
                 4663 [...***...]  [...***...]   10/6/2006 *
                 4674 [...***...]  [...***...]   11/8/2006 *
                 4677 [...***...]  [...***...]  10/17/2006 *
                 4682 [...***...]  [...***...]  10/25/2006 *
                 4686 [...***...]  [...***...]  10/31/2006 *
                 4699 [...***...]  [...***...]  11/10/2006 *

                 4700 [...***...]  [...***...]  11/14/2006 *
                 4702 [...***...]  [...***...]  11/16/2006 *
                 4715 [...***...]  [...***...]   12/7/2006 *
                 4719 [...***...]  [...***...]  12/11/2006 *
                 4728 [...***...]  [...***...]    1/2/2007 *
                 4729 [...***...]  [...***...]    1/3/2007 *
                 4730 [...***...]  [...***...]    1/3/2007 *
                 4732 [...***...]  [...***...]    1/4/2007 *
                 4739 [...***...]  [...***...]   1/19/2007 *

                  4758 [...***...]  [...***...]   2/2/2007 *
                  4759 [...***...]  [...***...]   2/5/2007 *
                  4761 [...***...]  [...***...]   2/5/2007 *
                  4764 [...***...]  [...***...]  2/13/2007 *
                  4765 [...***...]  [...***...]  2/13/2007 *
                  4768 [...***...]  [...***...]  2/26/2007 *
                  4769 [...***...]  [...***...]  2/26/2007 *
                  4770 [...***...]  [...***...]  2/26/2007 *
                  4780 [...***...]  [...***...]   3/5/2007 *

                  4792 [...***...]  [...***...]  3/23/2007 *
                  4794 [...***...]  [...***...]  3/23/2007 *
                  4799 [...***...]  [...***...]   4/2/2007 *
                  4803 [...***...]  [...***...]  4/11/2007 *
                  4807 [...***...]  [...***...]  4/17/2007 *
                  4863 [...***...]  [...***...]  6/11/2007 *
                  4884 [...***...]  [...***...]   7/3/2007 *
                  4904 [...***...]  [...***...]  7/23/2007 *
                  4952 [...***...]  [...***...]  8/23/2007 *

                 4954 [...***...]  [...***...]   8/24/2007 *
                 4982 [...***...]  [...***...]  10/29/2007 *
                 4983 [...***...]  [...***...]  10/30/2007 *
                 4984 [...***...]  [...***...]  10/30/2007 *
                 4986 [...***...]  [...***...]  10/30/2007 *
                 4987 [...***...]  [...***...]  10/30/2007 *
                 4997 [...***...]  [...***...]   11/8/2007 *
                 5000 [...***...]  [...***...]  11/13/2007 *
                 5048 [...***...]  [...***...]   2/15/2008 *

                  5065 [...***...]  [...***...]  3/11/2008 *
                  5088 [...***...]  [...***...]   4/9/2008 *
                  5099 [...***...]  [...***...]  4/30/2008 *
                  5111 [...***...]  [...***...]  5/14/2008 *
                  5119 [...***...]  [...***...]  5/29/2008 *
                  5162 [...***...]  [...***...]  7/17/2008 *
                  5181 [...***...]  [...***...]  8/15/2008 *
                  5226 [...***...]  [...***...]  11/5/2008 *
                  5297 [...***...]  [...***...]  2/11/2009 *

                 5038 [...***...]  [...***...]   1/18/2008 *
                 5039 [...***...]  [...***...]   1/22/2008 *
                 5043 [...***...]  [...***...]    2/5/2008 *
                 5059 [...***...]  [...***...]    3/3/2008 *
                 5062 [...***...]  [...***...]    3/4/2008 *
                 5076 [...***...]  [...***...]   3/19/2008 *
                 5091 [...***...]  [...***...]   4/14/2008 *
                 5097 [...***...]  [...***...]   4/29/2008 *
                 5145 [...***...]  [...***...]   6/23/2008 *
                 5160 [...***...]  [...***...]   7/16/2008 *
                 5169 [...***...]  [...***...]   7/24/2008 *
                 5188 [...***...]  [...***...]   8/26/2008 *
                 5197 [...***...]  [...***...]   9/15/2008 *
                 5246 [...***...]  [...***...]  12/12/2008 *
                 5253 [...***...]  [...***...]    1/6/2009 *

                 5279 [...***...]  [...***...]   1/19/2009 *
                 5026 [...***...]  [...***...]    1/2/2008 *
                 5028 [...***...]  [...***...]    1/7/2008 *
                 5029 [...***...]  [...***...]    1/8/2008 *
                 5031 [...***...]  [...***...]   1/10/2008 *
                 5038 [...***...]  [...***...]   1/18/2008 *
                 5057 [...***...]  [...***...]   2/27/2008 *
                 5068 [...***...]  [...***...]   3/12/2008 *
                 5106 [...***...]  [...***...]   5/13/2008 *
                 5107 [...***...]  [...***...]   5/13/2008 *
                 5158 [...***...]  [...***...]    7/9/2008 *
                 5174 [...***...]  [...***...]    8/4/2008 *
                 5187 [...***...]  [...***...]   8/26/2008 *
                 5198 [...***...]  [...***...]   9/15/2008 *
                 5235 [...***...]  [...***...]  11/17/2008 *

                 5254 [...***...]  [...***...]    1/6/2009 *
                 5262 [...***...]  [...***...]    1/7/2009 *
                 5280 [...***...]  [...***...]   1/19/2009 *
                 5335 [...***...]  [...***...]   4/29/2009 *
                 5011 [...***...]  [...***...]  12/17/2007 *
                 5033 [...***...]  [...***...]   1/14/2008 *
                 5038 [...***...]  [...***...]   1/18/2008 *
                 5093 [...***...]  [...***...]   4/16/2008 *
                 5103 [...***...]  [...***...]    5/8/2008 *
                 5108 [...***...]  [...***...]   5/13/2008 *
                 5109 [...***...]  [...***...]   5/14/2008 *
                 5115 [...***...]  [...***...]   5/22/2008 *
                 5146 [...***...]  [...***...]   6/25/2008 *
                 5176 [...***...]  [...***...]   8/12/2008 *
                 5199 [...***...]  [...***...]   9/15/2008 *

                 5255 [...***...]  [...***...]    1/6/2009 *
                 5260 [...***...]  [...***...]    1/7/2009 *
                 5281 [...***...]  [...***...]   1/19/2009 *
                 5030 [...***...]  [...***...]    1/9/2008 *
                 5047 [...***...]  [...***...]   2/13/2008 *
                 5143 [...***...]  [...***...]   6/18/2008 *
                 5206 [...***...]  [...***...]   9/19/2008 *
                 5220 [...***...]  [...***...]  10/13/2008 *
                 5224 [...***...]  [...***...]  10/27/2008 *
                 5243 [...***...]  [...***...]   12/8/2008 *
                 5273 [...***...]  [...***...]   1/12/2009 *
                 5066 [...***...]  [...***...]   3/12/2008 *
                 5210 [...***...]  [...***...]   9/29/2008 *
                 5223 [...***...]  [...***...]  10/22/2008 *
                 5264 [...***...]  [...***...]    1/7/2009 *
                 5242 [...***...]  [...***...]   12/8/2008 *

                                 SCHEDULE 1.40

                            Verenium Patent Rights

                     See Attachment - Document #679680/SD

                                           ***Text Omitted and Filed Separately
                                   with the Securities and Exchange Commission.
                                               Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4)
                                                                 and 240.24b-2.

                                                                                                             Reference to
                                                                                                              Ancillary
Category  Case/Family Country  Status    AppNumber  PatNumber ExpDate CaseNumber    Product    Pipeline       Agreement
--------  ----------- ------- --------- ----------- --------- ------- ----------- ----------- --------       ------------
Joint IP
  Agmt... [...***...]   AU    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   BR    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   CA    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   CN    Published [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   EA    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   EP    Published [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   ID    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   IN    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   JP    Published [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   KR    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   MX    Published [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   US    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   NZ    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   PH    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   ZA    Pending   [...***...]                   [...***...]                                E-3
Joint IP
  Agmt... [...***...]   AR    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   AU    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   BR    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   CA    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   CN    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   EP    Published [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   ID    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   JP    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   MX    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   MY    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   US    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   NZ    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   TH    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   ZA    Pending   [...***...]                   [...***...]                [...***...]     E-3
Joint IP
  Agmt... [...***...]   AU    Pending   [...***...]                   [...***...] [...***...]    [...***...]     E-3
Joint IP
  Agmt... [...***...]   BR    Pending   [...***...]                   [...***...] [...***...]    [...***...]     E-3
Joint IP
  Agmt... [...***...]   CA    Pending   [...***...]                   [...***...] [...***...]    [...***...]     E-3
Joint IP
  Agmt... [...***...]   CN    Pending   [...***...]                   [...***...] [...***...]    [...***...]     E-3
Joint IP
  Agmt... [...***...]   EP    Published [...***...]                   [...***...] [...***...]    [...***...]     E-3
Joint IP
  Agmt... [...***...]   ID    Pending   [...***...]                   [...***...] [...***...]    [...***...]     E-3

                   Page 1  ***Confidential Treatment Requested

           Joint IP Agreement - Schedule 1.40 Verenium Patent Rights



Category   Case/Family Country  Status    AppNumber   PatNumber        ExpDate      CaseNumber    Product    Pipeline
--------   ----------- ------- --------- ----------- ---------       -------        ----------- ----------- --------
Joint IP
  Agmt.... [...***...]   IN    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint
  IP Agmt. [...***...]   MY    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   US    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   NZ    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   US    Published [...***...]                                [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   US    Pending   [...***...]                                [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   US    Granted   [...***...]     [...***...]    [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   US    Granted   [...***...]     [...***...]    [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   US    Granted   [...***...]     [...***...]    [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   US    Granted   [...***...]     [...***...]    [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   AU    Published [...***...]                                [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   BR    Published [...***...]                                [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   CA    Published [...***...]                                [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   CN    Published [...***...]                                [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   EP    Published [...***...]                                [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   JP    Published [...***...]                                [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   US    Published [...***...]                                [...***...] [...***...]
Joint IP
  Agmt.... [...***...]   AU    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   BR    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   CA    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   CN    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   EP    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   GC    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   MX    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   US    Pending   [...***...]                                [...***...] [...***...]    [...***...]
Joint IP
  Agmt.... [...***...]   US    Granted   [...***...]     [...***...]    [...***...] [...***...]

           Reference to
            Ancillary
Category    Agreement
--------   ------------
Joint IP
  Agmt....     E-3
Joint
  IP Agmt.     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3
Joint IP
  Agmt....     E-3

                   Page 2  ***Confidential Treatment Requested

           Joint IP Agreement - Schedule 1.40 Verenium Patent Rights



Category     Case/Family   Country      Status     AppNumber   PatNumber        ExpDate      CaseNumber    Product
--------     ----------- ------------ ----------- ----------- ---------       -------        ----------- -----------
Joint IP
  Agmt...... [...***...]     AU       Granted     [...***...]     [...***...]    [...***...] [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     CA       Granted     [...***...]     [...***...]    [...***...] [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     DE       Granted     [...***...]     [...***...]    [...***...] [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     DK       Granted     [...***...]     [...***...]    [...***...] [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     FR       Granted     [...***...]     [...***...]    [...***...] [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     GB       Granted     [...***...]     [...***...]    [...***...] [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     IE       Granted     [...***...]     [...***...]                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     NL       Granted     [...***...]     [...***...]                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     US       Granted     [...***...]     [...***...]    [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     US       Pending     [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     US       Granted     [...***...]     [...***...]    [...***...] [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     AU       Granted     [...***...]     [...***...]    [...***...] [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     AU       Pending     [...***...]                                [...***...]
Joint IP
  Agmt...... [...***...]     BR       Published   [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     CA       Pending     [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     US       Pending     [...***...]                                [...***...]
Joint IP
  Agmt...... [...***...]     EP       Published   [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     ID       Pending     [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     IN       Pending     [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     US       Granted     [...***...]     [...***...]                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     NZ       Pending     [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     US       Allowed     [...***...]     [...***...]    [...***...] [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     ZA       Pending     [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     ZA       Pending     [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     BR       Pending     [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     CA       Pending     [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     EP       Published   [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     US       Pending     [...***...]                                [...***...] [...***...]
Joint IP
  Agmt...... [...***...]     WO       Pending     [...***...]                                [...***...]

Docket No.      Title    Enzyme Class   Status
----------   ----------- ------------ -----------
[...***...]. [...***...] [...***...]  [...***...]
[...***...]. [...***...] [...***...]  [...***...]
[...***...]. [...***...] [...***...]  [...***...]
[...***...]. [...***...] [...***...]  [...***...]

                            Reference to
                             Ancillary
Category      Pipeline       Agreement
--------     --------       ------------
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......                    E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......    [...***...]     E-3
Joint IP
  Agmt......                    E-3

Docket No.
----------
[...***...].
[...***...].
[...***...].
[...***...].

                   Page 3  ***Confidential Treatment Requested